PROVIDENCE Q4 2018 EARNINGS CALL PRESENTATION FEBRUARY 28, 2019

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL INFORMATION Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2018. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise. Non-GAAP Financial Information In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA and Adjusted EBITDA for the Company and its operating segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization, (2) equity in net earnings or losses of investees, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) certain transaction and related costs and (5) asset impairment charges. Adjusted Net Income is defined as income (loss) from continuing operations, net of tax, before certain items, including (1) restructuring and related charges, (2) equity in net earnings or losses of investees, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) intangible amortization expense, (5) gain or loss on sale of equity investments, (6) the non-recurring impact of the Tax Cuts and Jobs Act, (7) excess tax charges associated with long-term incentive plans, (8) the impact of adjustments on noncontrolling interests, (9) certain transaction and related costs, (10) the income tax impact of such adjustments and (11) asset impairment charges. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock and (2) income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business. 2

Q4 2018 HIGHLIGHTS

Revenue Growth

- Consolidated revenue up 9.1%[1]
  - NET Services: New State Contract in WV and MCO contracts in Indiana and Illinois
    - Existing contracts (excluding new contracts and churn) up 5.2%, driven by mix of rate increases and membership growth
  - Matrix [2] : Matrix's in-home assessment business continued strong growth, while mobile assessment volume continued to ramp slowly

Profitability

- Net loss from continuing operations of $(1.5)mm, adjusted net income [3] of $17.2mm and Adjusted EBITDA [3] of $27.3mm
  - NET Services: margins improved sequentially vs. Q3 2018 driven by Q4 seasonality. Year-over-year margins flat with rate increases and lower transportation costs offsetting the release of a significant expense reserve in the prior year period
- Matrix [2]: margins down versus prior year driven by continued delay in HealthFair membership volume
- EPS of $(0.20), Adjusted EPS [3] of $1.08

Capital Allocation

- Key activities
  - Completed sale of substantially all of WD Services segment for $46.5mm of proceeds (total net cash value of up to $70.5mm [4] including tax benefits) and transitioned Saudi operations to government
  - Repaid revolver with WD Services proceeds with no debt at year-end
  - Personnel changes as part of Organization Consolidation substantially completed with CAO and VP of Internal Audit hired in Atlanta

(1) As compared to Q4 2017.
(2) Providence's interest in Matrix is accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue.
(3) See appendix for a reconciliation of non-GAAP financial measures.
(4) See appendix for a reconciliation of WD Services proceeds.

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NET SERVICES • Revenue growth driven by new State Contract in WV and MCO contracts in Indiana and Illinois • Margins flat year-over-year despite significant one-time pick ups in Q4 ‘17, driven by mix of Q4:2018 rate increases and lower transportation costs Highlights • Completed the acquisition of Circulation which is expected to accelerate operational efficiencies and improve membership experience • Re-aligned organization to a centralized operating structure to drive performance for clients and members • Implemented new MCO contracts in MN and LA % FYE FYE % $Millions Q4:17 Q4:18 Growth 2017 2018 Growth Revenue 330.6 360.8 9.1% 1,318.2 1,385.0 5.1% Key Financial Net Income 16.0 8.0 41.7 42.3 Metrics (1) Adjusted EBITDA 28.7 31.2 8.6% 85.3 92.5 8.4% (1) % Margin 8.7% 8.6% 6.5% 6.7% Capex 4.1 2.2 15.3 10.8 • Integration and rollout of the existing Circulation platform across existing LogistiCare call centers 2019 • First call center expected to be up and operational in Q2, target substantially all Focus sites operational by the end of 2021 • Investments in sales organization to drive future growth (1) See appendix for a reconciliation of non-GAAP financial measures. 4

NET Services: Value Proposition Unmanaged Transportation Missed appointments can Average missed increase the risk of appointment rate Average hospitalization $2,100 30% Average ambulance +400% cost of trip cost 25% due to ER visit $400 - transportation $525 issues Managed Proactive healthcare $15 Improved health Transportation management can Average outcomes and decrease costs cost of patient/provider -800% ride to satisfaction doctor Key NET Facts • Patients with lack of access to transportation are 7x less likely to comply with chemotherapy treatment • 95% of diabetic patients want to keep up with follow-up appointments but 50% indicate it would be difficult due to lack of NET services • For every funded medical trip that prevents a trip to the emergency department, the payback to the state for each $1 invested in NET is estimated to be > 10x Source: Health Management Technology, SCI Solutions, National Center for Biological Information, National Institute of Health, Factors Associated with Adherence to Chemotherapy Guidelines in Patients with Non-Small Cell Lung Cancer (2011). 5

MATRIX INVESTMENT • Continued growth in core in-home assessments driving 11% growth versus the prior year period from new customers and product diversification Q4:2018 • Core in-home assessment margins remain in line with last year’s margins Highlights • Slower than anticipated ramp of new contracts at HealthFair. Management has made progress re-engaging with payors that had led to a delay in member volume since the acquisition % FYE FYE % $Millions Q4:17 Q4:18 Growth 2017 2018 Growth Revenue 52.5 65.7 25.1% 227.9 282.1 23.8% Key Financial Net Income 27.4 (6.2) 26.7 (20.0) (2) Metrics(1) Adjusted EBITDA 11.6 12.5 7.3% 51.7 56.7 9.8% (2) % Margin 22.1% 18.9% 22.7% 20.1% Capex 3.5 2.4 11.0 10.3 Net Debt 304.4 • Continued efforts to diversify into markets such as Medicaid, Commercial and 2019 quality visits Focus • Continued integration of HealthFair acquisition and focus on converting membership into completed assessment (1) Providence’s interest in Matrix is accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated financials. 6 (2) See appendix for a reconciliation of non-GAAP financial measures.

FINANCIAL SUMMARY REVENUE ADJUSTED EBITDA (1) $ MILLIONS $ MILLIONS 92.4 92.5 85.3 31.2 72.8 1,385.0 28.7 1,318.2 66.8 1,233.7 27.3 59.5 21.0 360.8 330.6 Q4:2017 Q4:2018 2016 2017 2018 Q4:2017 Q4:2018 2016 2017 2018 NET AfterAfter CorpHoldC costso (2) (1) See appendix for a reconciliation of non -GAAP financial measures. (2) Represents Adj. EBITDA of NET Services less Corporate costs. 7

CASHFLOW UPDATE FYE FYE $Millions Q4:17 Q4:18 2017 2018 Cash Earnings (1) 20.1 11.4 42.8 48.2 Working Capital (2.0) (26.0) 12.3 (40.3) Cash Earnings (After Working Capital) 18.1 (14.6) 55.0 7.9 Capex (Continuing Operations) 4.1 2.2 15.4 10.8 Cash flow • Negative working capital in 2018 primarily related to timing of collections and payments at year-end and new contract start up at LogistiCare (1) Cash earnings represents cash provided by operating activities prior to changes in operating assets and liabilities. 8

BALANCE SHEET UPDATE $Millions 12/31/15 12/31/16 12/31/17 12/31/18 Cash (1) 84.8 72.3 95.3 8.0 Debt (1) 305.0 - - - Net Debt / (Cash) 220.2 (72.3) (95.3) (8.0) Matrix Carrying Value (2) - 157.2 169.7 161.5 Shares Outstanding (mm) (3) 17.3 15.9 15.4 14.8 Summary • The Company fully re-paid the $36mm revolver draw used to finance the Circulation acquisition • In 2018, the Company repurchased 834k shares for $55.8mm (1) Includes Cash and Debt related to discontinued operations. Excludes capital leases. (2) Represents the carrying value of Providence’s retained equity interest in Matrix. As of 12/31/18, Providence equity ownership in Matrix was 43.6%. (3) Shares outstanding equals common shares outstanding plus total preferred shares on an as-converted basis. As of 2/22/19 shares outstanding equaled 14.8mm. 9

APPENDIX

ADJUSTED EBITDA RECONCILIATION (Continuing Ops)

	NET Services					Matrix Investment					Corporate and Other					Total Continuing Operations				
$Millions	Q4:17	Q4:18	FYE 2016	FYE 2017	FYE 2018	Q4:17	Q4:18	FYE 2016	FYE 2017	FYE 2018	Q4:17	Q4:18	FYE 2016	FYE 2017	FYE 2018	Q4:17	Q4:18	FYE 2016	FYE 2017	FYE 2018
Revenue	330.6	360.8	1,233.7	1,318.2	1,385.0	-	-	-	-	-	-	-	0.1	-	-	330.6	360.8	1,233.8	1,318.2	1,385.0
Income from Cont Ops after Income Taxes	16.0	8.0	47.4	41.7	42.3	9.7	(1.3)	(1.1)	10.0	(4.6)	12.3	(8.2)	(19.4)	(0.5)	(19.5)	38.0	(1.5)	26.9	51.1	18.2
Interest Expense, Net	0.0	0.0	(0.0)	0.1	0.0	-	-	-	-	-	0.3	1.0	1.5	1.1	1.7	0.3	1.0	1.5	1.2	1.8
Provision (Benefit) For Income Taxes	7.8	2.2	29.7	24.0	14.1	3.3	(0.8)	(0.7)	3.5	(1.6)	(16.9)	(3.7)	(11.1)	(23.5)	(7.8)	(5.7)	(2.3)	18.0	4.0	4.7
Depreciation and Amortization	3.5	4.5	12.4	13.3	15.0	-	-	-	-	-	0.1	0.2	0.4	0.3	0.8	3.6	4.7	12.8	13.6	15.8
EBITDA	27.3	14.7	89.5	79.0	71.5	13.0	(2.1)	(1.8)	13.4	(6.2)	(4.2)	(10.7)	(28.5)	(22.6)	(24.8)	36.1	2.0	59.1	69.9	40.5
Asset Impairment	-	13.5	-	-	14.2	-	-	-	-	-	-	-	1.4	-	-	-	13.5	1.4	-	14.2
Transaction Expense	-	2.0	-	-	3.6	-	-	-	-	-	-	3.4	-	-	3.6	-	5.4	-	-	7.2
Restructuring and Related Expense	-	-	0.9	0.2	0.3	-	-	-	-	-	1.7	3.5	-	1.7	8.4	1.7	3.5	0.9	1.9	8.7
Value Enhancement Initiative Implementation	1.4	0.9	2.0	6.1	2.8	-	-	-	-	-	-	-	-	-	-	1.4	0.9	2.0	6.1	2.8
Equity in Net Loss (Gain) of Investee	-	-	-	-	-	(13.0)	2.1	1.8	(13.4)	6.2	-	-	-	-	-	(13.0)	2.1	1.8	(13.4)	6.2
(Gain) on Remeasure of Cost Method Invest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(6.6)	-	-	-	-	(6.6)
Litigation Expense / (Income)	-	-	-	-	-	-	-	-	-	-	(5.3)	(0.0)	1.6	(5.0)	(0.2)	(5.3)	(0.0)	1.6	(5.0)	(0.2)
Adjusted EBITDA	28.7	31.2	92.4	85.3	92.5	-	-	-	-	-	(7.7)	(3.8)	(25.5)	(25.8)	(19.7)	21.0	27.3	66.8	59.5	72.8
% Margin	8.7%	8.6%	7.5%	6.5%	6.7%															

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ADJUSTED EBITDA RECONCILIATION (MATRIX)

$Millions	Matrix [1] Q4:17	Q4:18 [3]	FYE 2016	FYE 2017 [3]	FYE 2018 [3]	FYE 2016 HA Services [2]	Matrix [3]	Total	Q4:2016 HA Services [2]	Matrix [3]	Total
Revenue	52.5	65.7	207.7	227.9	282.1	166.1	41.6	207.7	10.7	41.6	52.3
Net Income (Loss)	27.4	(6.2)	110.1	26.7	(20.0)	114.3	(4.2)	110.1	109.0	(4.2)	104.8
Interest Expense, Net	3.8	3.5	12.9	14.8	26.0	9.9	2.9	12.9	0.6	2.9	3.6
Provision (Benefit) For Income Taxes	(29.5)	(3.8)	60.4	(29.6)	(7.2)	63.3	(2.8)	60.4	59.9	(2.8)	57.1
Depreciation and Amortization	8.9	15.2	27.5	33.5	43.1	21.1	6.4	27.5	-	6.4	6.4
EBITDA	10.7	8.7	210.9	45.4	42.0	208.6	2.3	210.9	169.5	2.3	171.8
Gain on Disposition	-	-	(167.9)	-	-	(167.9)	-	(167.9)	(167.9)	-	(167.9)
Management Fee	0.5	0.5	-	2.3	4.9	-	-	-	-	-	-
Transaction Costs	0.4	-	6.4	3.9	3.3	0.0	6.3	6.4	(0.8)	6.4	5.6
Integration Expense	-	3.2	-	-	6.5	-	-	-	-	-	-
Write-off of Deferred Financing Costs	-	-	2.3	-	-	2.3	-	2.3	2.3	-	2.3
Adjusted EBITDA	11.6	12.5	51.7	51.7	56.7	43.1	8.6	51.7	3.1	8.6	11.7
% Margin	22.1%	18.9%	24.9%	22.7%	20.1%						
Reconciliation of Income / Loss from Equity Investment to Matrix Net Income [4]											
Equity in Net Gain (Loss) of Investee	13.0	(2.1)		13.4	(6.2)		(1.8)			13.0	
Management Fee and Other	(0.2)	(0.7)		(1.0)	(2.5)		(0.2)			(0.2)	
Net Gain (Loss) - Equity Investment	12.8	(2.7)		12.4	(8.7)		(2.0)			12.8	
Divided by: Providence % Equity Investment in Matrix [5]	46.6%	43.6%		46.6%	43.6%		46.8%			46.8%	
Matrix Net Income Standalone	27.4	(6.2)		26.7	(20.0)		(4.2)			27.4	

(1) Represents 100% of Matrix's results including the results of HealthFair since its acquisition of February 16, 2018. Providence's retained equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
(2) Represents Matrix's results of operation through the Matrix Transaction on October 19, 2016. These results are included within Discontinued Operations on the Company's consolidated financial statements.
(3) Represents Matrix's results of operation from October 20, 2016 to December 31, 2018, as applicable. Providence accounts for its proportionate share of Matrix's results during this time period using the equity method.
(4) A reconciliation has been provided to bridge from the income from Equity in net gain (loss) of investee to Matrix's standalone Net Income for periods following the Matrix JV transaction.
(5) For FYE 2017, % Equity Interest represents Providence's equity interest in Matrix as of December 31, 2017. It should be noted that Providence's equity interest in Matrix decreased from 46.8% to 46.6% primarily due to a rollover of management bonuses into equity during Q3:2017. In addition, Providence's equity interest in Matrix decreased to 43.6% following the rollover of certain HealthFair equity interests related to the acquisition during Q1:2018.

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ADJ. NET INCOME / EPS $Millions, Except Per Share Amounts Q4:18 Income from Continuing Operations, Net of Tax (1.5) Amortization 1.6 Restructuring and Related Expense 4.6 Asset Impairment 13.5 Equity in Net Loss of Investee 2.1 Litigation Expense / (Income) (0.0) Transaction Expenses 5.4 Tax Impact of Adjustments (8.4) Adjusted Net Income 17.2 Dividends on Convertible Preferred Stock (1.1) Income Allocated to Participating Securities (2.2) Adjusted Net Income to Common Stockholders 13.9 Adjusted EPS 1.08 Diluted Weighted-Average Common Shares Outstanding 12.9 13

WD Services Proceeds $Millions Gross Proceeds 46.5 Less: Cash on Ingeus Balance Sheet (21.0) Less: Transaction Expenses (6.8) Less: France Sale (6.0) Cash Proceeds 12.8 2019 Cash Tax Receievable 34.3 2020 - 2022 Cash Tax Benefit 17.6 Total Value for WD Services 64.5 Total Value Excluding France 70.5 14